EXHIBIT 99.1

   Accrued Interest Date:                             Collection Period Ending:
   25-Oct-04                                                          31-Oct-04

   Distribution Date:      BMW VEHICLE OWNER TRUST 2004-A              Period #
   26-Nov-04               ------------------------------                     6

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
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   Balances
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                                                                                 Initial         Period End
      Receivables                                                         $1,500,120,934     $1,194,847,669
      Reserve Account                                                         $9,683,915        $17,519,894
      Yield Supplement Overcollateralization                                 $10,287,158         $8,101,247
      Class A-1 Notes                                                       $313,000,000         $9,912,645
      Class A-2 Notes                                                       $417,000,000       $417,000,000
      Class A-3 Notes                                                       $470,000,000       $470,000,000
      Class A-4 Notes                                                       $256,312,000       $256,312,000
      Class B Notes                                                          $33,521,000        $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                                   $1,243,017,635
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                 $26,977,040
             Receipts of Pre-Paid Principal                                  $20,590,050
             Liquidation Proceeds                                               $291,765
             Principal Balance Allocable to Gross Charge-offs                   $311,112
          Total Receipts of Principal                                        $48,169,967

          Interest Distribution Amount
             Receipts of Interest                                             $4,072,140
             Servicer Advances                                                  $267,652
             Reimbursement of Previous Servicer Advances                              $0
             Accrued Interest on Purchased Receivables                                $0
             Recoveries                                                          $21,512
             Net Investment Earnings                                             $16,486
          Total Receipts of Interest                                          $4,377,789

          Release from Reserve Account                                                $0

      Total Distribution Amount                                              $52,236,644

      Ending Receivables Outstanding                                      $1,194,847,669

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $203,049
      Current Period Servicer Advance                                           $267,652
      Current Reimbursement of Previous Servicer Advance                              $0
      Ending Period Unreimbursed Previous Servicer Advances                     $470,701

   Collection Account
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      Deposits to Collection Account                                         $52,236,644
      Withdrawals from Collection Account
          Servicing Fees                                                      $1,035,848
          Class A Noteholder Interest Distribution                            $2,468,738
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $47,822,606
          Reserve Account Deposit                                               $811,124
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                          $0
      Total Distributions from Collection Account                            $52,236,644


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   Excess Funds Released to the Depositor
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          Release from Reserve Account                                                $0
          Release from Collection Account                                             $0
      Total Excess Funds Released to the Depositor                                    $0

   Note Distribution Account
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      Amount Deposited from the Collection Account                           $50,389,672
      Amount Deposited from the Reserve Account                                       $0
      Amount Paid to Noteholders                                             $50,389,672

   Distributions
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      Monthly Principal Distributable Amount                             Current Payment     Ending Balance   Per $1,000     Factor
      Class A-1 Notes                                                        $47,822,606         $9,912,645    $152.79        3.17%
      Class A-2 Notes                                                                 $0       $417,000,000      $0.00      100.00%
      Class A-3 Notes                                                                 $0       $470,000,000      $0.00      100.00%
      Class A-4 Notes                                                                 $0       $256,312,000      $0.00      100.00%
      Class B Notes                                                                   $0        $33,521,000      $0.00      100.00%

      Interest Distributable Amount                                      Current Payment         Per $1,000
      Class A-1 Notes                                                            $60,558              $0.19
      Class A-2 Notes                                                           $653,300              $1.57
      Class A-3 Notes                                                         $1,045,750              $2.23
      Class A-4 Notes                                                           $709,130              $2.77
      Class B Notes                                                              $98,328              $2.93



   Carryover Shortfalls
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                                                                                  Prior
                                                                            Period Carryover   Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-2 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-3 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-4 Interest Carryover Shortfall                                          $0                 $0         $0
      Class B Interest Carryover Shortfall                                            $0                 $0         $0


   Receivables Data
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                                                                        Beginning Period         Ending Period
      Number of Contracts                                                         59,298             58,186
      Weighted Average Remaining Term                                              45.69              44.72
      Weighted Average Annual Percentage Rate                                      4.73%              4.72%

      Delinquencies Aging Profile End of Period                            Dollar Amount         Percentage
          Current                                                         $1,097,430,462             91.85%
          1-29 days                                                          $84,514,442              7.07%
          30-59 days                                                         $10,210,365              0.85%
          60-89 days                                                          $1,562,692              0.13%
          90-119 days                                                           $566,953              0.05%
          120-149 days                                                          $562,755              0.05%
          Total                                                           $1,194,847,669            100.00%
          Delinquent Receivables +30 days past due                           $12,902,765              1.08%


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      Write-offs
          Gross Principal Write-Offs for Current Period                         $311,112
          Recoveries for Current Period                                          $21,512
          Net Write-Offs for Current Period                                     $289,600

          Cumulative Realized Losses                                            $665,224


      Repossessions                                                        Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $1,497,098                 57
          Ending Period Repossessed Receivables Balance                       $1,764,274                 67
          Principal Balance of 90+ Day Repossessed Vehicles                     $116,753                  4



   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                        $8,448,608
      Beginning Period Amount                                                 $8,448,608
      Ending Period Required Amount                                           $8,101,247
      Current Period Release                                                    $347,360
      Ending Period Amount                                                    $8,101,247
      Next Distribution Date Required Amount                                  $7,760,764

   Reserve Account
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      Beginning Period Required Amount                                       $21,604,944
      Beginning Period Amount                                                $16,708,770
      Net Investment Earnings                                                    $16,486
      Current Period Deposit                                                    $811,124
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                             $0
      Ending Period Required Amount                                          $20,768,049
      Ending Period Amount                                                   $17,519,894

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